DEAR FELLOW SHAREHOLDERS:

     Net investment income for the full year and for the fourth quarter was $2,316,836 and $595,468, respectively. A dividend of $.30 was declared on December 4, 2000 payable January 26, 2001 to holders of record December 22, 2000. We have been advised that 8.35% of 2000 dividend income is deemed to have been derived from interest earned on U.S. federal obligations.

     This is a good time to reaffirm our basic goals as a company. We offer a source of safe dividends derived from a portfolio of excellent quality, liquid bonds, generally bought below par. No shareholder should look to this fund for performance; stability, is our mission and our promise.

     It is also important for investors to remember that closed-end funds generally sell at a discount from net asset value. That discount acts as something of an insurance policy to our investors; they are likely to get their asset value back in the event of liquidation. From time to time so-called advisors urge us to open-end the fund or dissolve it. The first change would be economically unsound and the second would strand faithful shareholders. Neither is going to happen!

     Too much has been written about the nature of the "landing" coming in 2001. We suggest that no one can make a valid prediction and urge our shareholders to take a hard look at the possible conflicts of interest many of the self-styled "experts" face.

     Our fund approaches the new year intact and we plan to stay that way. It makes no difference to our essential ethos what name we use or what advisor/administrator we hire. Both may change, but they are matters of form, not substance.

     We close with an admonition appropriate both specifically to ourselves and to the world at large. The words are from the Prophet Isaiah:

     "Be mindful of the rock whence ye were hewn,

     For it is the source of thy strength."
                                                    Sincerely,
                                                    /s/ Townsend Brown II
                                                    Townsend Brown II
                                                    Chairman and President
December 31, 2000

Excelsior Income Shares, Inc.

SCHEDULE OF INVESTMENTS
December 31, 2000 (Note 1)


U.S. GOVERNMENT AND FEDERAL                          Moody's
AGENCIES OBLIGATIONS--53.79%                        Rating**     Face Amount      Cost*         Value
--------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Deb.,
  6%, 3/1/28                                           (1)       $ 2,565,022   $ 2,522,939   $ 2,481,312
Government National Mortgage Assn.,
  6%, 11/20/28                                         (1)         2,700,413     2,660,329     2,611,440
  7%, 5/15/22                                          (1)           181,934       181,707       182,706
  7%, 4/15/23                                          (1)         2,161,884     2,163,236     2,171,051
  7%, 5/15/23                                          (1)           454,208       452,860       456,134
  7%, 3/15/24                                          (1)         1,010,710       999,971     1,014,995
  7%, 7/20/29                                          (1)         3,692,152     3,641,530     3,689,346
  7.50%, 12/15/25                                      (1)           506,206       505,415       514,521
  7,75%, 7/20/27                                       (1)           293,519       294,940       299,810
  8%, 8/15/24                                          (1)           579,743       576,572       593,977
  8%, 1/15/25                                          (1)           468,758       453,230       480,266
  8%, I, 4/15/30                                       (1)           972,869       978,341       996,755
  8%, II, 3/20/30                                      (1)         1,875,626     1,889,108     1,915,230
  8%, II, 4/20/30                                      (1)         1,885,362     1,894,199     1,925,171
  8.50%, 7/15/17                                       (1)           417,726       428,365       430,145
  8.50%, 5/15/21                                       (1)           177,334       181,850       182,606
  10%, 1/15/18                                         (1)           373,958       405,802       393,123
U.S. Treasury Bond,
  7.25%, 5/15/16                                       (1)         1,000,000       975,000     1,177,252
                                                                 -----------   -----------   -----------
                                                                  21,317,424    21,205,394    21,515,840
                                                                 -----------   -----------   -----------
BONDS AND NOTES--34.16%
--------------------------------------------------------------------------------------------------------
Chase Manhattan Bank, Notes,
  7.875%, 6/15/10                                       A1         2,000,000     2,051,140     2,109,864
Commercial Mortgage Asset Trust,
  6.64%, 9/17/10                                       Aaa         1,000,000     1,012,969     1,013,697
DuPont (EI) de Nemours & Co., Notes,
  8.25%, 9/15/06                                       Aa2         1,500,000     1,495,875     1,650,467
Ford Motor Credit,
  6.125%, 1/9/06                                        A1         2,000,000     1,989,980     1,929,186
KFW International Finance Inc., Notes,
  7.20%, 3/15/14                                       Aaa         2,000,000     1,978,500     2,033,282
Nationslink Funding Corp.,
  6.476%, 7/20/08                                      Aaa         1,000,000     1,014,414     1,008,272
Republic N.Y. Corp., Notes,
  7.75%, 5/15/09                                        A1         1,800,000     1,806,138     1,860,160
Wisconsin Elec. Power Co.,
  7.25%, 8/1/04                                        Aa2         2,000,000     1,988,600     2,055,708
                                                                 -----------   -----------   -----------
                                                                  13,300,000    13,337,616    13,660,636
                                                                 -----------   -----------   -----------
SHORT-TERM HOLDINGS--12.05%
--------------------------------------------------------------------------------------------------------
Dreyfus Government Cash Management Fund                            1,800,000     1,800,000     1,800,000
Federal Home Loan Banks, Disc. Note 4/12/01                        2,000,000     1,966,406     1,966,406
Fidelity Treasury Cash Portfolio                                   1,053,485     1,053,485     1,053,485
                                                                 -----------   -----------   -----------
                                                                   4,853,485     4,819,891     4,819,891
                                                                 -----------   -----------   -----------
TOTAL INVESTMENTS IN SECURITIES                                  $39,470,909   $39,362,901   $39,996,367
                                                                 ===========   ===========   ===========

---------------
Percentages are based on total investments.

         The accompanying notes are an integral part of this schedule.

Excelsior Income Shares, Inc.

December 31, 2000 (Note 1)

The aggregate market value at December 31, 2000 for the long-term holdings in terms of Quality Ratings is as follows:

      Rating**              Value            Percent
      --------              -----            -------
Aaa (1)                  $25,571,091          72.69
Aa2                        3,706,175          10.54
A1                         5,899,210          16.77
                         -----------         ------
Total                    $35,176,476         100.00
                         ===========         ======

(1) These securities which are issued and/or guaranteed by the U.S. Government or Federal Agencies are not rated but are deemed to be Aaa quality for purposes of this report.

*Based on cost for Federal income tax purposes:

    Aggregate gross unrealized
      appreciation                     $   803,596
    Aggregate gross unrealized
      depreciation                        (170,130)
                                       -----------
  Net unrealized appreciation          $   633,466
                                       ===========
Cost for Federal Income Tax
  Purposes                             $39,362,901
                                       ===========

**Credit ratings are unaudited.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000

ASSETS:
------------------------------
Investments (Note 1) in securities at value (identified cost $39,362,901):
  U.S. Government and
    Federal Agencies
    obligations          $21,515,840
  Bonds and notes         13,660,636
  Short-term holdings      4,819,891
                         -----------
    Total Investments                  $39,996,367
Cash                                         5,289
Interest receivable                        373,753
Prepaid expenses                             8,913
                                       -----------
    Total Assets                        40,384,322
                                       -----------
LIABILITIES:
------------------------------
Dividend payable                           650,727
Accrued advisory fee (Note 3)               50,974
Accrued operating expenses                  42,464
                                       -----------
    Total Liabilities                      744,165
                                       -----------
Net Assets                             $39,640,157
                                       ===========
  NET ASSETS consist of:
  Undistributed net investment
    income                             $    11,877
  Accumulated net realized losses
    from investment transactions          (412,769)
  Unrealized appreciation on
    investments                            633,466
  Capital shares (Note 5)                   21,691
  Additional paid-in capital            39,385,892
                                       -----------
                                       $39,640,157
                                       ===========
Net Asset Value per share
  ($39,640,157 / 2,169,091 shares)          $18.28
                                            ======

         The accompanying notes are an integral part of this statement.

Excelsior Income Shares, Inc.

STATEMENT OF OPERATIONS
for the year ended December 31, 2000
(Note 1)

INVESTMENT INCOME:
------------------------------
INCOME--Interest                        $ 2,727,000
EXPENSES:
  Investment advisory fee   $191,950
  Directors' fees and
    expenses                  35,699
  Officer's salary            46,340
  Postage and printing        44,999
  Professional fees           29,999
  Insurance                   20,708
  Transfer agent and
    registrar fees             7,900
  The New York Stock
    Exchange, Inc.--
    annual fee                16,170
  Miscellaneous               16,399
                           ---------
  Total expenses                            410,164
                                        -----------
  Investment Income--Net                  2,316,836
                                        -----------

REALIZED (LOSS) AND UNREALIZED APPRECIATION
(DEPRECIATION) ON INVESTMENTS--NET:
------------------------------
Realized (loss) from security
  transactions (excluding
  short-term securities):
  Proceeds from sales     $5,421,618
  Cost of sales            5,560,685
                          ----------
    Net realized loss                      (139,067)
Unrealized appreciation
  (depreciation)
  on investment securities:
 Beginning of year          (882,623)
 End of year                 633,466
                          ----------
  Change in unrealized
    appreciation--net                     1,516,089
                                        -----------
Net realized (loss) and change
  in unrealized appreciation
  (depreciation) on investments           1,377,022
                                        -----------
Net increase in Net Assets
  Resulting from Operations             $ 3,693,858
                                        ===========

STATEMENT OF CHANGES IN NET ASSETS

                            For the year For the year
                             ended           ended
                           Dec. 31, 2000 Dec. 31, 1999
                         -------------   -------------
INCREASE (DECREASE)
IN NET ASSETS:
-----------------------
Operations:
 Investment income--
  net (Note 1)            $ 2,316,836     $ 2,234,226
 Realized (loss)/gain
  on investments--net
  (Note 2)                   (139,067)         86,337
 Change in unrealized
  appreciation--net         1,516,089      (2,707,187)
                          -----------     -----------
 Net increase
  (decrease)
  in net assets
  resulting from
  operations                3,693,858        (386,624)
 Dividends to share-
  holders from:
  Investment income--
  net                      (2,279,870)     (2,200,677)
 Cost of shares
  purchased pursuant to
  Section 23 of the
  Investment Company
  Act of 1940 (Note 5)        (56,530)       (199,098)
                          -----------     -----------
 Total increase
  (decrease) in net
  assets                    1,357,458      (2,786,399)

NET ASSETS:
-----------------------
 Beginning of year         38,282,699      41,069,098
                          -----------     -----------
 End of year (including
  undistributed
  (overdistributed) net
  investment income of
  $11,877 and ($23,736)
  in 2000 and 1999,
  respectively)           $39,640,157     $38,282,699
                          ===========     ===========

        The accompanying notes are an integral part of these statements.

Excelsior Income Shares, Inc.

FINANCIAL HIGHLIGHTS

                                                             For the year ended
                                               -----------------------------------------------
                                                2000      1999      1998      1997      1996
                                               -------   -------   -------   -------   -------
Per Share Operating Performance:
Net asset value, beginning of year             $ 17.62   $ 18.78   $ 18.52   $ 18.23   $ 18.94
                                               -------   -------   -------   -------   -------
  Net investment income                           1.07      1.03      1.06      1.08      1.11
  Net gain (loss) on securities
     (realized and unrealized)                     .63     (1.20)      .23       .38      (.64)
                                               -------   -------   -------   -------   -------
Total from investment operations                  1.70      (.17)     1.29      1.46       .47
                                               -------   -------   -------   -------   -------
Less Dividends and Distributions:
Dividends from net investment income             (1.05)    (1.01)    (1.03)    (1.17)    (1.18)
                                               -------   -------   -------   -------   -------
Total dividends and distributions                (1.05)    (1.01)    (1.03)    (1.17)    (1.18)
                                               -------   -------   -------   -------   -------
  Treasury stock transaction                       .01       .02        --       .00        --
                                               -------   -------   -------   -------   -------
Net asset value, end of year                   $ 18.28   $ 17.62   $ 18.78   $ 18.52   $ 18.23
                                               =======   =======   =======   =======   =======
Market value per share, end of year            $15.875   $ 14.25   $ 16.56   $ 16.75   $ 15.75
                                               =======   =======   =======   =======   =======
Total Investment Return:
Based on market value per share                 19.02%    (8.39%)    5.55%    14.51%     5.68%
Ratios To Average Net Assets:
Expenses                                         1.06%     1.05%     0.97%     1.08%     1.07%
Net investment income                            5.97%     5.60%     5.62%     5.89%     6.02%
Supplemental Data:
Net assets at end of year
  (000 omitted)                                $39,640   $38,283   $41,069   $40,490   $39,887
Portfolio turnover rate                         15.87%    16.09%    15.88%     2.91%     5.50%

          The accompanying notes are an integral part of this schedule.

Excelsior Income Shares, Inc.

NOTES TO FINANCIAL STATEMENTS
December 31, 2000
--------------------------------------------------------------------------------
(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Excelsior Income Shares, Inc. (the "Company") was incorporated on March 16, 1973 and commenced operations on May 15, 1973. The Company is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The significant accounting policies of the Company, which are in conformity with generally accepted accounting principles, are as follows:

     a) Investments--Security transactions are recorded as of the trade date. Investments owned at December 31, 2000, are reflected in the accompanying financial statements at value. Valuations of the Company's investments are supplied by a pricing service approved by the Board of Directors or by dealers who regularly trade in the security being valued. Short-term holdings are carried at cost plus accrued interest, which approximates value.

     The difference between cost and value is reflected separately as unrealized appreciation (depreciation) of investments.

     The cost basis of bonds is not adjusted for amortization of premiums or accretion of discounts, except for original issue discount which is accreted.

     Realized gains and losses on security transactions are determined on the basis of identified cost.

     b) Federal Income Taxes--No provision for Federal income taxes has been made in the accompanying financial statements since the Company intends to comply with the provisions of Subchapter M of the Internal Revenue Code and to distribute to its shareholders substantially all of its net investment income and net realized capital gains, if any. For Federal income tax purposes the Company has capital loss carryforwards of $412,769 expiring in varying amounts through December 31, 2008, available to offset future capital gains, if any.

     c) Investment Income Recognition--The Company records interest and expenses on the accrual basis.

     d) Dividend Distributions--The Company records dividend distributions to shareholders as of the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and federal income tax purposes.

     e) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

(2) DISTRIBUTIONS:

Realized gains from security transactions to the extent they exceed accumulated net realized losses are distributed to shareholders in the succeeding year.

Excelsior Income Shares, Inc.

December 31, 2000
--------------------------------------------------------------------------------
(3) RELATED PARTY TRANSACTIONS:

Under an investment advisory agreement, United States Trust Company of New York (the "Advisor") furnishes investment advisory services to and performs certain administrative functions for the Company. Quarterly fees for such services are based on the net assets of the Company, as of the close of the last business day of each quarter, at the annual rate of 0.5% of the first $100,000,000 of such net assets, and at reduced rates thereafter.

     The investment advisory agreement also provides that the Advisor will reimburse the Company for all expenses (excluding interest, taxes, brokerage commissions and certain other expenses, if any) borne by the Company in any calendar year in excess of 1.5% of the first $30,000,000 of annual average net assets, and 1% of annual average net assets in excess of $30,000,000.

     Each director who is not an employee of United States Trust Company of New York, receives from the Company an annual fee of $5,000, an attendance fee of $300, and $100 for each audit committee meeting attended.

     The Advisor has informed the Company that it does not intend to renew the advisory agreement. The Company's Board is in the process of selecting a new investment advisor.

     Two officers of the Company are officers of United States Trust Company of New York.

     Mr. Alexander R. Powers, has been principal Investment Advisor since August 1997. Mr. Powers has been a managing director of the Fixed Income Division of United States Trust Company of New York since March 1998 and was Senior Vice President from August 1997 to March 1998.

(4) PURCHASES AND PROCEEDS FROM SALES OF SECURITIES:

For the period ended December 31, 2000, purchases and proceeds from sales of securities other than short-term United States Government and Federal Agencies obligations aggregated $2,051,140 and $1,851,400, respectively. Purchases and proceeds from sales of United States Government and Federal Agencies obligations aggregated $5,029,074 and $3,570,218, respectively.

(5) CAPITAL STOCK:

At December 31, 2000, 2,169,091 shares of $.01 par value common stock (15,000,000 shares authorized) were outstanding.

     Pursuant to Section 23 of the Investment Company Act of 1940, the Company may in the future purchase shares of Excelsior Income Shares, Inc. Common Stock on the open market from time to time, at such times, and in such amounts as may be deemed advantageous to the Company. Nothing herein shall be considered a commitment to purchase such shares. For the year ended December 31, 1997 the Company purchased 2,000 shares in the open market at a cost of $30,805. For the year ended December 31, 1999, the Company purchased 13,300 shares in the open market at a cost of $199,098. For the year ended December 31, 2000, the Company purchased 4,000 shares in the open market at a cost of $56,530.

Excelsior Income Shares, Inc.

December 31, 2000
--------------------------------------------------------------------------------
(6) REVISED AICPA AUDIT AND ACCOUNTING GUIDE:

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Company to amortize premium and discount on all fixed-income securities, and classify gains and losses realized on prepayments received on mortgage-backed securities presently included in realized gain/loss, as part of interest income. Upon initial adoption, the Company will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting these accounting principles will not affect the Company's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations.

     Had the Company included paydown gains and losses in interest income in its Statement of Operations for the year ended December 31, 2000, net investment income would have increased by $7,293, and realized loss on investments would have increased by the same amount. The Company expects that the impact of the adoption of premium and discount amortization will not be material to the financial statements.

Excelsior Income Shares, Inc.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
EXCELSIOR INCOME SHARES, INC.

     In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Excelsior Income Shares, Inc. (the "Fund"), at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
February 2, 2001

EXCELSIOR INCOME SHARES, INC.
114 W. 47th Street, 14th Floor
New York, NY 10036-1532
(212) 852-3732

DIRECTORS
Townsend Brown II
Geoffrey J. O'Connor
John H. Reilly
Perry W. Skjelbred
Philip J. Tilearcio

OFFICERS
Townsend Brown II, Chairman,
President, Chief Executive Officer
Robert D. Cummings
Secretary and Treasurer
Robert R. Johnson
Assistant Treasurer
  and Assistant Secretary

INVESTMENT ADVISOR
United States Trust Company
  of New York
114 West 47th Street
New York, NY 10036-1532

TRANSFER AGENT REGISTRAR & CUSTODIAN
The Chase Manhattan Bank, N.A.
Customer Services
4 New York Plaza, 6th Floor
New York, NY 10043
(800) 257-2356

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Listed on N.Y. Stock Exchange--Symbol EIS

A "Closed-End Bond Funds" table, which includes current data on Excelsior, is published weekly by The Wall Street Journal and The New York Times.

             ------------------------------------------------------
                                    Excelsior
                                 Income Shares,
                                      Inc.





                                  Annual Report
                                December 31, 2000
             ------------------------------------------------------